Exhibit 99.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 15, 2002

Dear Sir/Madam,

We have read paragraphs 2 through 5 of Item 4 included in the Form 8-K dated April 15, 2002, of Anchor Glass Container Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

Copies to:	Dale A. Buckwalter, Chief Financial Officer Larry M. Murray, Senior Vice President — Finance